UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 1, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

                 DELAWARE                           000-29598                           36-3252484
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                       identification no.)

           501 W. NORTH AVENUE
          MELROSE PARK, ILLINOIS                                                           60160
 (Address of principal executive offices)                                                (Zip Code)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On July 1, 2003, Midwest Banc Holdings, Inc. and CoVest Bancshares, Inc. jointly announced the termination of their merger agreement dated November 1, 2002, effective as of June 30, 2003. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

         Exhibit 99.1      Press Release dated July 1, 2003.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDWEST BANC HOLDINGS, INC.


Date:  July 1, 2003                    By: /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A.  Luecke
                                           President and Chief Executive Officer


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


                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

    99.1        Press Release dated July 1, 2003